UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2010

Phoenix Technologies Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17111	04-2685985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

915 Murphy Ranch Road, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-570-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2010, Phoenix Technologies Ltd., a Delaware corporation ("Phoenix"), convened a special meeting of its stockholders (the "Special Meeting"). The special meeting was called to consider and vote on a proposal to adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 17, 2010, by and among the Company, Pharaoh Acquisition LLC (formerly known as Pharaoh Acquisition Corp. and referred to herein as "Parent") and Pharaoh Merger Sub Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), each an affiliate of Marlin Equity Partners, and solely for purposes of providing a guarantee of the obligations of the Parent and Merger Sub, Marlin Equity II, L.P. ("Marlin II") and Marlin Equity III, L.P. ("Marlin III"), pursuant to which each share of the Company’s common stock outstanding at the effective time of the merger will be converted into the right to receive $3.85 in cash, and the Company will become a wholly-owned subsidiary of Parent and indirect subsidiary of Marlin III. As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") filed on October 22, 2010, Phoenix entered into an Amendment to the Merger Agreement, dated October 21, 2010 (the "Amendment"), pursuant to which the Merger Consideration (as defined in the Merger Agreement) was increased to $4.05 per share. On October 26, 2010, a supplemental proxy statement was filed on Schedule 14A with the Commission summarizing the terms of the Amendment. The supplemental proxy statement was mailed to all stockholders entitled to vote at the Special Meeting beginning on October 26, 2010.

In order to give stockholders sufficient time to consider the Merger Agreement, as amended, and the proposed merger transaction, the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote voted to adjourn the meeting until Friday, November 5, 2010, at 10:00 a.m., local time, at 915 Murphy Ranch Road, Milpitas, California 95035.

Only stockholders of record as of the close of business on September 15, 2010, were entitled to vote at the Special Meeting. The record date for the adjourned Special Meeting remains September 15, 2010. As of September 15, 2010, 35,248,805 shares of common stock of Phoenix were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, 20,382,852 shares of common stock of Phoenix were represented in person or by proxy and entitled to vote. The votes with respect to the proposal to adjourn until November 5, 2010 are set forth below.

FOR: 19,426,717

AGAINST: 940,439

ABSTAIN: 15,696

BROKER NON-VOTES: n/a

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Technologies Ltd.

October 26, 2010	By:	/s/ Timothy C. Chu

Name: Timothy C. Chu
Title: VP, General Counsel and Secretary